Segment Reporting (Details)	12 Months Ended
Dec. 31, 2025 segments
Segment Reporting [Abstract]
Segment Reporting, Expense Information Used by CODM, Description	Segment Reporting, operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the chief operating decision maker (“CODM”), or decision-making group, in deciding how to allocate resources and in assessing performance.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	chief operating decision maker
Number of Operating Segments	2
Reportable segment flag	reportable segments
CODM Income (loss), description	The CODM compares actual segment income (loss) from operations and segment net income (loss) with historical results on a regular basis when assessing the operating results and making resource decisions to improve profitability, and to develop strategic initiatives and capital allocation priorities